SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 or 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)  September 19, 2003



                            NewPower Holdings, Inc.
                            -----------------------

            (Exact Name of Registrant as Specified in Its Charter)

Delaware                             1-16157                    52-2208601
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(State or Other Jurisdiction         (Commission             (IRS Employer
of Incorporation)                    File Number)            Identification No.)


93 Cherry Street, New Canaan, CT                        06480
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(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code: (203) 966-2880


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Item 5. Other Events and Required FD Disclosure.

     As previously reported, on June 11, 2002, NewPower Holdings, Inc. (the "Company") and its wholly owned subsidiaries, TNPC Holdings, Inc. ("Holdings") and The New Power Company, each filed voluntary petitions for reorganization under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Northern District of Georgia (the "Bankruptcy Court") (Case No. 02-10835). The Company and Holdings manage, and will continue to manage, their properties and operate their businesses as debtors in possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

     On September 19, 2003, the Company issued a press release disclosing that a preliminary agreement in principle has been reached regarding the settlement of claims against its former directors in consolidated actions pending in the United States District Court for the Southern District of New York (the "District Court") and purported class proofs of claim against the Company pending in the Bankruptcy Court, subject to approval by the District Court and the Bankruptcy Court, respectively.

     Attached is Exhibit 99.1, the press release issued by the Company with respect to the preliminary agreement regarding this settlement of claims.

Cautionary Statement

     This disclosure contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements involve risks and uncertainties and may differ materially from actual future events or results. Although we believe that our expectations and beliefs are based on reasonable assumptions, we can give no assurance that our goals will be achieved. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibit No. Description.

     99.1  Press Release of the Company.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: September 19, 2003


                                    NEWPOWER HOLDINGS, INC.


                                    By: /s/ James L. Malone
                                        --------------------------
                                        Name:  James L. Malone
                                        Title: President & Co-Chief Executive
                                               Officer


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                                 EXHIBIT INDEX

          The following exhibit is filed herewith:


Exhibit No.                 Description
-----------                 -----------

99.1                      Press Release of the Company.


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